UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   December 21, 2005

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SFBC INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

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Delaware	001-16119	59-2407464
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

11190 Biscayne Blvd., Miami, Florida 33181

(305) 895-0304

(Address and telephone number
of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  7.01

Regulation FD Disclosure.

Following the report of Independent Counsel submitted to Senator Charles E. Grassley, he has written a letter to the company requesting that Dr. Lisa Krinsky, president and chairman of SFBC International, Inc., Mr. Jerry Seifer, SFBC’s former vice president of legal affairs, Mr. Arnold Hantman, SFBC’s chief executive officer, as well as three other SFBC employees mentioned in the Independent Counsels’ report, meet with the staff of the United States Senate Committee on Finance concerning the recent articles published by Bloomberg. Dr. Krinsky and Mr. Seifer are scheduled to meet with the Committee’s staff on January 11, 2006. However, no dates have been scheduled for the other meetings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SFBC INTERNATIONAL, INC.
By:	/s/ ARNOLD HANTMAN
Chief Executive Officer

Date:   December 22, 2005

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